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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported)     October 31, 2003
                                                    ---------------------------

                               SSP SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)

           DELAWARE                      000-26227               33-0757190
           --------                      ---------               ----------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                17861 CARTWRIGHT ROAD, IRVINE, CALIFORNIA   92614
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              (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code         (949) 851-1085
                                                  ------------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

Press Release
--------------

         On October 31, 2003, SSP Solutions, Inc. ("Company") issued the press release that is attached as Exhibit 99 and incorporated by reference into this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c) EXHIBITS.

                  Exhibit
                  Number   Description
                  ------   -----------

                  99       Press release dated October 31, 2003

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 31, 2003              SSP SOLUTIONS, INC.

                                     By:  /s/ THOMAS E. SCHIFF
                                          --------------------------------------
                                          Thomas E. Schiff,
                                          Chief Financial Officer

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                         EXHIBITS FILED WITH THIS REPORT

 Exh. No. Description
 --------   -----------

   99      Press release dated October 31, 2003

                                       4